UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21309

 Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2014

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2014.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2014, Advent managed approximately $8.3 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in non-convertible income securities. The Fund may invest without limitation in foreign securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 5.57% and a total return of 3.75% based on NAV. As of April 30, 2014, the Fund’s market price of $18.24 represented a discount of 8.53% to NAV of $19.94. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2013 through April 2014, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 6.18% based upon the last closing market price of $18.24 as of April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 41 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (unaudited) continued	April 30, 2014

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

May 31, 2014

4 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (unaudited)	April 30, 2014

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2014.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

The Fund has available to it several ways of implementing leverage, including borrowing and reverse repurchase agreements or the issuance of commercial paper or other forms of debt. The amount of financial leverage the Fund employs as a percentage of total Fund assets was approximately 36% as of April 30, 2014.

Please describe the economic and market environment over the six months ended April 30, 2014.

Securities markets around the globe continued to perform well in the six months ended April 30, 2014, as the optimal situation of recovering economic growth combined with continuously low interest rates to produce gains in most classes of bonds and equities in the period. The U.S. continued to lead the world economy with strong growth in 2013’s final quarter, and a weather-related dip in the 2014 first quarter was expected to give way to resumption of robust economic production. After a nearly year-long decline, risk-free bond prices even started rising again in 2014, helped by the economic dip and expectations that Federal Reserve monetary policy will not revert to any tightening until well into 2015. Corporate bond returns remained impressive given lower Treasury yields, tightening corporate credit spreads, and a robust issuance environment led by investors seeking yield again with the falling risk-free rates.

Risks remain abundant although their realization has not had a negative impact on markets in the aggregate over the past several years. Removal of central bank-generated liquidity in the U.S. is an ongoing issue, but has not had a negative impact on U.S. equity prices. In fact, tapering seems to have affected emerging market money flows more, although this segment is under 15% of the global convertible bond universe, much of it in Asian nations with strong nominal economic growth. Of note is the recent decline in small-cap U.S. stocks, which can be a harbinger of broader market underperformance, but actual economic data, particularly in the U.S., generally suggest little risk and, if anything, acceleration in figures such as employment and fixed investment. Corporate profit growth in particular seems to be on a steady pace of high-single-digit percent year-over-year growth, which has been accommodative of a rising multiple trend on Price/Earnings (“P/E”) figures as it occurs. There remains economic downside potential in Europe, where reported figures have remained sluggish and unemployment high, but promised monetary expansion by the European Central Bank (“ECB”) in the event of more substantial weakness would seem to provide market participants with some protection.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 5.57% and a total return of 3.75% based on NAV. As of April 30, 2014, the Fund’s market price of $18.24 represented a discount of 8.53% to NAV of $19.94. As of October 31, 2013, the Fund’s market price of $17.81 represented a discount of 9.87% to NAV of $19.76.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The Investment Adviser believes that, over the long-term, the progress of the NAV will be reflected in the market price return to shareholders who continue to hold over that period.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage in the Fund was a contributor to performance for the period. The Fund’s leverage outstanding as of April 30, 2014, including borrowings and leverage through reverse repurchase agreements, was $262 million, approximately 36% of the Fund’s total managed assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (unaudited) continued	April 30, 2014

What was the impact of the Fund’s covered call strategy?

Generating premiums through the sale of call options against equity and selected convertible holdings remains a core strategy of the Fund. As was the case in the prior period, however, volatility and thus the level of premiums generated remained low in the marketplace, and the Investment Adviser found it prudent to limit the premiums garnered from the buy-writes by selling options with higher strike prices. This had the effect of allowing greater appreciation of the underlying equities and raising the effective delta (a ratio comparing the change in price of an underlying asset to the change in the price of the option) of the equity subportfolio. Until more serious economic fears take hold, we expect volatility to remain near cycle lows of below 15 for the CBOE Volatility Index (VIX).

How did other market measures perform in this environment?

For the six-month period ended April 30, 2014, the S&P 500 Index returned 8.36%, and the Morgan Stanley Capital International World Index returned 6.32%. The Barclays U.S. Aggregate Bond Index returned 1.74% for the period. The return of the Bank of America Merrill Lynch High Yield Master II Index was 4.76%.

The returns of the Bank of America Merrill Lynch All U.S. Convertibles Index and the Bank of America Merrill Lynch Global 300 Convertible Index were 8.22% and 5.17%, respectively. The CBOE S&P 500 2% OTM Buy Write Index (BXY) returned 8.90%. It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

In each month from November 2013 through April 2014, the Fund paid a monthly distribution of $0.0939 per share. The current monthly distribution represents an annualized distribution rate of 6.18% based upon the last closing market price of $18.24 as of April 30, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2014, and how did this influence performance?

The Fund is diversified globally among convertible securities, high-yield bonds and equities.

As of October 31, 2013, 68.9% of the Fund’s total investments were in convertible securities. High yield bonds represented 20.7% and equity positions 6.3% of total investments. The rest, 4.1%, was in cash and other investments.

As of April 30, 2014, 60.6% of the Fund’s total investments were in convertible securities. High yield bonds represented 27.3% and equity positions 8.6% of total investments. The rest, 3.5%, was in cash and other investments.

The Fund lowered its sizable weighting in convertibles in favor of high-yield non-convertible debt, as the convertible market richened noticeably in the period, helped by limited supply particularly in the investment-grade segment. We felt the method of realizing compressing corporate credit spreads, an expectation we had due to the strong economy and still very strong issuance market in high-yield, was to invest more in high-yield bonds. Lower coupons in convertible debt also led us into more equities of the same issuers for higher dividend yields and better relative value.

International investments were 21% of the Fund’s assets as of April 2014. The Fund has generally had a higher-than-historical allocation to foreign securities, seeing more opportunities in global markets with more upside in economic growth and P/E ratios than in the U.S.

Which investment decisions had the greatest effect on the Fund’s performance?

Among top-performing investments was the convertible bond of Micron Technology, Inc. (1.0% of long-term investments at period end). The company continued a run that has lasted over several quarters, as profits continue to ramp with the integration of the cut-rate acquisition Elpida Memory in Japan, and with recovering PC demand helping consumption of Micron’s core DRAM memory chips.

Convertible bonds of D.R. Horton (not held in the portfolio at period end) also contributed to return. The company benefited from higher home values and greater demand over the period, including growth of its high-end home division.

Convertible bonds of InterMune, Inc. (0.6% of long-term investments at period end) also contributed to return. The stock spiked in February after test data for its pulmonary fibrosis drug pirfenidone showed good results and may become the first drug approved to treat the disease. The selection of Intermune reflects the Fund’s competitive advantage in research resources in the biotechnology and ethical drugs industry.

Holdings that detracted from the Fund’s performance included a convertible bond of Exelixis, Inc. (0.6% of long-term investments at period end), which fell after the company’s prostate cancer drug cabozantinib had its trial extended and thus far has failed to extend its market from the current use for thyroid cancer. We believe the drug will eventually be approved for prostrate treatment. We also believe the security’s status as another below-par bond with an attractive coupon will put a floor on price trading near-term, with intermediate-term stock upside.

Another detractor from performance was Yandex NV (0.7% of long-term investments at period end), a Russian internet services provider which declined as part of the geopolitical fears related to Ukraine. However, the company also had margin challenges on traffic acquisition costs to offset strong revenues. The Fund holds a convertible bond below par with significant stock volatility and so feels the upside/downside is favorable.

A third large detractor was a convertible bond of Hornbeck Offshore Services, Inc. (0.6% of long-term investments at period end), which owns offshore support vessels used mainly by deepwater oil drillers. The company, which focuses mostly on the Gulf of Mexico, has been hurt by falling demand for its floating rigs.

How is the Fund positioned for a world of rising interest rates?

Convertible bonds remain by far the largest security type the Fund invests in, and the Investment Adviser believes the asset class performs well in an environment of rising rates because the duration of convertible bonds tends to be lower than that of the Treasury, municipal, or investment grade

6 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (unaudited) continued	April 30, 2014

corporate bond classes, and because the equity component of the bonds performs well, particularly where the rising rates are being caused by a healthy and growing economy. Within the convertible and high-yield share classes, the Fund has been recently positioned to have duration below that of market indices to limit the risk of loss with higher interest rates.

Do you anticipate any changes or updates to the implementation of the Fund’s strategy?

The Fund will continue to pursue its investment objective to provide total return through a combination of capital appreciation and current income by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, with at least 60% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities. However, in order to seek to enhance shareholder value, Advent intends to implement certain changes to the investment process by which the Fund’s investment strategy is implemented. Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent intends to reallocate the Fund’s portfolio over time to establish a core portfolio of convertible securities that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy. Advent’s Balanced Convertible Strategy seeks a high total return by investing in a portfolio of U.S. dollar denominated convertible securities that provide equity-like returns, while seeking to limit downside risk. This core portfolio of convertible securities will be supplemented by a portfolio of high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities. Advent will allocate a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Do you have any other comments about the markets and the Fund?

After banner equity returns in 2013 and the slow start to U.S. and European economic growth in 2014, few market participants expect robust double-digit returns in either bonds or stocks for the near future, and the Fund is positioned accordingly, with a greater emphasis on less-risky, dividend-paying equities and high-yield bonds where corporate spreads seem to be among the few opportunities for return enhancement over the near-term. Both of these asset classes would seem to benefit from falling risk-free rates which is a more visible near-term theme as of this writing.

European and Asian rates are also falling as the market digests both sluggish continental Europe and emerging market economic growth and the likelihood of central bank action at the ECB and Bank of Japan to do more formal quantitative easing. Both of these are broadly positive for many asset classes, especially the core convertible bond area, and it is up to the Investment Adviser to evaluate the best opportunities for the Fund through its research and security trading expertise.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Bank of America Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	April 30, 2014

Fund Statistics
Share Price		$18.24
Common Share Net Asset Value		$19.94
Premium/Discount to NAV		-8.53%
Net Assets ($000)		$470,234

Total Returns
(Inception 4/30/03)	Market	NAV
Six Month	5.57%	3.75%
One Year	10.61%	11.93%
Three Year - average annual	5.63%	5.43%
Five Year - average annual	18.47%	16.97%
Ten Year - average annual	6.39%	5.53%
Since Inception - average annual	6.12%	6.84%

		% of Long-Term
Top Ten Industries		Investments
Oil & Gas		8.4%
Telecommunications		7.6%
Internet		7.1%
Software		7.1%
Biotechnology		6.6%
Mining		5.7%
Media		4.5%
Real Estate Investment Trusts		4.2%
Semiconductors		3.6%
Banks		3.6%

		% of Long-Term
Top Ten Issuers		Investments
Chesapeake Energy Corp.		2.3%
Prospect Capital Corp.		2.2%
Goldcorp, Inc.		2.2%
Clearwire Communications, LLC / Clearwire Finance, Inc		2.1%
Glencore Finance Europe SA		2.1%
Yahoo!, Inc.		1.8%
Ciena Corp.		1.7%
Citrix Systems, Inc.		1.6%
United States Steel Corp.		1.6%
Annaly Capital Mangement, Inc.		1.5%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expense of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

8 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2014

Country Breakdown (% of Total Investments)
United States	78.8%
Cayman Islands	4.1%
Luxembourg	3.4%
Canada	3.1%
France	2.5%
Netherlands	1.1%
Japan	0.9%
Hungary	0.8%
Austria	0.7%
South Korea	0.6%
United Kingdom	0.6%
Marshall Islands	0.6%
Switzerland	0.5%
Australia	0.5%
Bermuda	0.4%
Jersey	0.2%
Spain	0.2%
Germany	0.2%
Panama	0.1%
Italy	0.1%
China	0.1%
Belguim	0.1%
Finland	0.1%
British Virgin Islands	0.1%
Liberia	0.1%
United Arab Emirates	0.1%
Sweden	0.0%*
*Less than 0.1%.
Subject to change daily.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 152.0%
	Convertible Bonds – 90.8%
	Airlines – 0.0%†
117,000	United Airlines, Inc.	B	4.500%	01/15/2015	N/A	$ 255,938
	Apparel – 0.1%
EUR 200,000	Adidas AG, Series ADS (Germany)	NR	0.250%	06/14/2019	N/A	334,574
163,000	Iconix Brand Group, Inc.(a)	NR	1.500%	03/15/2018	N/A	236,758
						571,332
	Auto Manufacturers – 0.9%
3,385,000	Navistar International Corp.(a) (b)	CCC–	4.500%	10/15/2018	N/A	3,423,081
EUR 400,000	Volkswagen International Finance NV (Netherlands)(b)	BBB	5.500%	11/09/2015	N/A	653,564
						4,076,645
	Auto Parts & Equipment – 1.1%
EUR 2,437,000	Faurecia, Series EO (France)	B3	3.250%	01/01/2018	N/A	1,171,081
2,600,000	Meritor, Inc.(a)	B–	7.875%	03/01/2026	12/01/20 @ 100	3,969,875
						5,140,956
	Banks – 0.3%
EUR 400,000	CaixaBank SA, Series REPS (Spain)	NR	4.500%	11/22/2016	N/A	584,971
EUR 300,000	CAJA de Ahorros y Pensiones de Barcelona, Series CABK (Spain)	NR	1.000%	11/25/2017	N/A	475,656
EUR 200,000	Espirito Santo Financial Group SA (Luxembourg)	B2	3.125%	12/02/2018	N/A	335,059
						1,395,686
	Biotechnology – 9.8%
6,257,000	BioMarin Pharmaceutical, Inc.(a)	NR	1.500%	10/15/2020	N/A	6,475,995
6,929,000	Cubist Pharmaceuticals, Inc.(a) (b)	NR	1.125%	09/01/2018	N/A	7,912,052
304,000	Cubist Pharmaceuticals, Inc.(b)	NR	1.875%	09/01/2020	N/A	352,070
4,679,000	Exelixis, Inc.(a)	NR	4.250%	08/15/2019	N/A	4,240,344
1,232,000	Gilead Sciences, Inc., Series D(a)	A–	1.625%	05/01/2016	N/A	4,253,486
4,681,000	Illumina, Inc.(a) (b)	NR	0.250%	03/15/2016	N/A	7,960,649
2,083,000	Incyte Corp. Ltd.(a) (b)	NR	0.375%	11/15/2018	N/A	2,545,165
253,000	Incyte Corp. Ltd.(b)	NR	1.250%	11/15/2020	N/A	309,767
1,689,000	InterMune, Inc.	NR	2.500%	12/15/2017	N/A	4,282,671
226,000	InterMune, Inc.	NR	2.500%	09/15/2018	N/A	284,760
257,000	Medicines Co.	NR	1.375%	06/01/2017	N/A	304,545
2,940,000	Medivation, Inc.(a)	NR	2.625%	04/01/2017	N/A	4,046,175
2,805,000	Theravance, Inc.(a)	NR	2.125%	01/15/2023	N/A	3,299,381
						46,267,060
	Computers – 0.3%
EUR 2,999	Cap Gemini SA, Series CAP (France)(c)	BBB	0.000%	01/01/2019	N/A	315,508
EUR 37,986	Econocom Group, Series EBAB (Belgium)	NR	1.500%	01/15/2019	N/A	612,519
EUR 356,500	Ingenico, Series ING (France)	NR	2.750%	01/01/2017	N/A	312,875
339,000	SanDisk Corp.(b)	BB	0.500%	10/15/2020	N/A	386,036
						1,626,938

See notes to financial statements.

10 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Diversified Financial Services – 2.1%
409,000	Air Lease Corp.	NR	3.875%	12/01/2018	N/A	$ 594,328
EUR 400,000	Azimut Holding SpA (Italy)	NR	2.125%	11/25/2020	N/A	634,651
300,000	Hong Kong Exchanges International Ltd. (China)	NR	0.500%	10/23/2017	N/A	340,875
EUR 3,900,000	Magyar Nemzeti Vagyonkezelo Zrt, Series RICH (Hungary)	Ba1	3.375%	04/02/2019	N/A	5,612,758
420,000	Portfolio Recovery Associates, Inc.(b)	NR	3.000%	08/01/2020	N/A	495,075
2,181,000	Walter Investment Management Corp.(a)	NR	4.500%	11/01/2019	N/A	2,033,783
						9,711,470
	Electric – 0.3%
EUR 400,000	CEZ MH BV, Series MOL (Netherlands)(c)	A–	0.000%	08/04/2017	N/A	575,016
CNY 2,200,000	China Power International Development Ltd. (China)	NR	2.250%	05/17/2016	N/A	494,528
CNY 1,000,000	China Power International Development Ltd. (China)	NR	2.750%	09/18/2017	N/A	195,868
						1,265,412
	Electrical Components & Equipment – 0.1%
JPY 25,000,000	Nidec Corp. (Japan)(c)	NR	0.000%	09/18/2015	N/A	293,074
	Electronics – 0.7%
2,334,000	Fluidigm Corp.(a)	NR	2.750%	02/01/2034	02/06/21 @ 100	2,481,334
258,000	Vishay Intertechnology, Inc.(b)	BB+	2.250%	11/15/2040	N/A	292,024
JPY 35,000,000	Yaskawa Electric Corp. (Japan)(c)	NR	0.000%	03/16/2017	N/A	414,586
						3,187,944
	Gas – 0.3%
1,000,000	ENN Energy Holdings Ltd. (Cayman Islands)(c)	NR	0.000%	02/26/2018	N/A	1,249,750
	Hand & Machine Tools – 0.8%
EUR 500,000	KUKA AG, Series KU2 (Germany)	NR	2.000%	02/12/2018	N/A	855,293
JPY 240,000,000	OSG Corp. (Japan)(c)	NR	0.000%	04/04/2022	N/A	2,815,271
						3,670,564
	Health Care Products – 3.0%
5,232,000	HeartWare International, Inc.(a)	NR	3.500%	12/15/2017	N/A	6,072,390
349,000	Hologic, Inc., Series 2010(a) (d) (e)	B+	2.000%	12/15/2037	12/15/16 @ 100	393,716
2,787,000	Volcano Corp.(a)	NR	1.750%	12/01/2017	N/A	2,685,971
3,852,000	Wright Medical Group, Inc.(a)	NR	2.000%	08/15/2017	N/A	4,812,592
						13,964,669
	Health Care Services – 0.3%
218,000	Brookdale Senior Living, Inc.	NR	2.750%	06/15/2018	N/A	286,125
366,000	Molina Healthcare, Inc.(a)	NR	1.125%	01/15/2020	N/A	415,181
453,000	WellPoint, Inc.	A–	2.750%	10/15/2042	N/A	664,778
						1,366,084
	Holding Companies-Diversified – 0.4%
400,000	Giant Great Ltd. (British Virgin Islands)	NR	3.000%	07/21/2016	N/A	607,600
EUR 150,000	Industrivarden AB, Series INDU (Sweden)	A–	2.500%	02/27/2015	N/A	283,168
EUR 307,500	Misarte, Series PP (France)	NR	3.250%	01/01/2016	N/A	766,745
EUR 300,000	OHL Investments SA, Series OHL (Spain)	NR	4.000%	04/25/2018	N/A	438,323
						2,095,836

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Home Builders – 2.6%
3,904,000	Lennar Corp.(a) (b)	BB–	3.250%	11/15/2021	11/20/16 @ 100	$ 6,788,080
3,928,000	Ryland Group, Inc.(a)	BB–	1.625%	05/15/2018	N/A	5,430,460
						12,218,540
	Home Furnishings – 0.6%
EUR 1,700,000	Steinhoff Finance Holding GmbH, Series SHF (Austria)	NR	4.000%	01/30/2021	N/A	2,766,061
	Household Products & Housewares – 1.9%
HKD 32,000,000	Biostime International Holdings Ltd. (Cayman Islands)(c)	NR	0.000%	02/20/2019	N/A	4,057,078
675,000	Jarden Corp.(a) (b)	BB–	1.500%	06/15/2019	N/A	799,453
4,355,000	Jarden Corp.(b)	BB–	1.125%	03/15/2034	N/A	4,357,722
						9,214,253
	Insurance – 2.7%
5,898,000	Radian Group, Inc.(a)	B–	3.000%	11/15/2017	N/A	8,334,611
358,000	Radian Group, Inc.	B–	2.250%	03/01/2019	N/A	519,548
CHF 2,960,000	Swiss Life Holding AG, Series SLHN (Switzerland)(c)	BBB	0.000%	12/02/2020	N/A	3,935,124
						12,789,283
	Internet – 9.4%
360,000	BroadSoft, Inc.	NR	1.500%	07/01/2018	N/A	371,475
10,425,000	Ctrip.com International Ltd. (Cayman Islands)(a) (b) (f)	NR	1.250%	10/15/2018	N/A	10,262,109
5,733,000	Equinix, Inc.(a)	B+	3.000%	10/15/2014	N/A	9,434,368
5,026,000	HomeAway, Inc.(a) (b)	NR	0.125%	04/01/2019	N/A	4,846,949
726,000	Priceline Group, Inc.(a)	BBB	1.000%	03/15/2018	N/A	1,018,669
1,796,000	Priceline Group, Inc.(b)	BBB	0.350%	06/15/2020	N/A	2,139,485
956,000	SINA Corp. (Cayman Islands)(b)	NR	1.000%	12/01/2018	N/A	870,558
2,411,000	Vipshop Holdings Ltd. (Cayman Islands)(a)	NR	1.500%	03/15/2019	N/A	2,432,096
7,775,000	Yahoo!, Inc.(a) (b) (c)	BB+	0.000%	12/01/2018	N/A	7,993,672
5,473,000	Yandex NV (Netherlands)(b)	NR	1.125%	12/15/2018	N/A	4,785,454
						44,154,835
	Investment Companies – 3.5%
EUR 200,000	Aabar Investments PJSC, Series REGS (United Arab Emirates)	NR	4.000%	05/27/2016	N/A	344,557
16,003,000	Prospect Capital Corp.(a) (b)	BBB	4.750%	04/15/2020	N/A	16,043,008
						16,387,565
	Iron & Steel – 2.4%
7,053	ArcelorMittal, Series MTUS (Luxembourg)(a)	B+	6.000%	01/15/2016	N/A	171,476
11,110,000	United States Steel Corp.(a)	BB–	4.000%	05/15/2014	N/A	11,165,550
						11,337,026
	Leisure Time – 0.4%
1,562,000	Callaway Golf Co.	NR	3.750%	08/15/2019	08/15/15 @ 100	1,969,096
	Lodging – 1.0%
3,308,000	MGM Resorts International(a)	B+	4.250%	04/15/2015	N/A	4,728,372
	Machinery-Diversified – 1.5%
3,907,000	Chart Industries, Inc.(a)	BB–	2.000%	08/01/2018	N/A	4,825,145
JPY 31,000,000	Ebara Corp., Series 6 (Japan)(c)	NR	0.000%	03/19/2018	N/A	415,169
1,750,000	Haitian International Holdings Ltd. (Cayman Islands)	NR	2.000%	02/13/2019	N/A	1,722,525
						6,962,839

See notes to financial statements.

12 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Media – 3.3%
2,983,000	Liberty Interactive, LLC(a)	BB	0.750%	03/30/2043	04/05/23 @ 100	$ 3,874,171
5,310,000	Liberty Interactive, LLC(a) (b)	BB	1.000%	09/30/2043	10/05/16 @ 100	5,582,138
6,278,000	Liberty Media Corp.(b)	NR	1.375%	10/15/2023	N/A	6,073,965
						15,530,274
	Metal Fabricate & Hardware – 0.1%
500,000	MISUMI Group, Inc. (Japan)(c)	NR	0.000%	10/22/2018	N/A	493,750
	Mining – 7.7%
13,800,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	15,138,600
15,400,000	Goldcorp, Inc. (Canada)(a)	BBB+	2.000%	08/01/2014	N/A	15,486,625
2,164,000	Newmont Mining Corp., Series B(a)	BBB	1.625%	07/15/2017	N/A	2,323,595
3,019,000	Royal Gold, Inc.(a)	NR	2.875%	06/15/2019	N/A	3,126,552
						36,075,372
	Miscellaneous Manufacturing – 0.2%
JPY 45,000,000	Nikkiso Co. Ltd. (Japan)(c)	NR	0.000%	08/02/2018	N/A	463,877
500,000	Siemens Financieringsmaatschappij NV, Series WW (Netherlands)	A+	1.650%	08/16/2019	N/A	595,305
						1,059,182
	Oil & Gas – 2.6%
7,161,000	Chesapeake Energy Corp.(a)	BB–	2.250%	12/15/2038	12/15/18 @ 100	6,802,950
3,156,000	Cobalt International Energy, Inc.(a)	NR	2.625%	12/01/2019	N/A	2,968,613
1,500,000	Energy XXI Bermuda Ltd. (Bermuda)(a) (b)	B–	3.000%	12/15/2018	N/A	1,483,125
400,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	463,760
300,000	Seadrill Ltd. (Bermuda)	NR	3.375%	10/27/2017	N/A	411,900
						12,130,348
	Oil & Gas Services – 1.1%
3,615,000	Hornbeck Offshore Services, Inc.(a)	BB–	1.500%	09/01/2019	N/A	4,125,619
300,000	Subsea 7 SA (Luxembourg)	NR	3.500%	10/13/2014	N/A	383,760
EUR 615,500	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	812,490
						5,321,869
	Pharmaceuticals – 3.0%
3,882,000	Array BioPharma, Inc.(a)	NR	3.000%	06/01/2020	N/A	3,658,785
2,974,000	Auxilium Pharmaceuticals, Inc.(a)	NR	1.500%	07/15/2018	N/A	3,542,777
3,166,000	Herbalife Ltd. (Cayman Islands)(a) (b) (f)	NR	2.000%	08/15/2019	N/A	2,815,777
616,000	Omnicare, Inc.	BB	3.500%	02/15/2044	02/15/19 @ 93	626,780
2,466,000	Orexigen Therapeutics, Inc.(a) (b)	NR	2.750%	12/01/2020	N/A	2,530,733
485,000	Salix Pharmaceuticals Ltd.(a)	NR	1.500%	03/15/2019	N/A	862,694
						14,037,546
	Real Estate – 1.7%
EUR 200,000	Conwert Immobilien Invest SE (Austria)	NR	4.500%	09/06/2018	N/A	313,415
6,149,000	Forest City Enterprises, Inc.(a) (b)	BB–	3.625%	08/15/2020	08/15/18 @ 100	6,383,431
EUR 108,455	IMMOFINANZ AG (Austria)	NR	4.250%	03/08/2018	N/A	715,590
GBP 300,000	St Modwen Properties Securities Jersey Ltd., Series SMP (Jersey)	NR	2.875%	03/06/2019	N/A	513,239
GBP 200,000	Unite Jersey Issuer Ltd., Series UTG (Jersey)	NR	2.500%	10/10/2018	N/A	356,689
						8,282,364

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Real Estate Investment Trusts – 5.0%
9,312,000	American Realty Capital Properties, Inc.(a)	NR	3.000%	08/01/2018	N/A	$ 9,649,560
10,563,000	Annaly Capital Management, Inc.(a)	NR	5.000%	05/15/2015	N/A	10,873,288
EUR 300,000	Beni Stabili SpA (Italy)	NR	3.375%	01/17/2018	N/A	492,814
308,000	DDR Corp.	BBB–	1.750%	11/15/2040	11/20/15 @ 100	364,595
GBP 200,000	Great Portland Estates Capital Jersey Ltd., Series GPOR (Jersey)	NR	1.000%	09/10/2018	N/A	361,688
182,000	Host Hotels & Resorts, LP(a) (b)	BBB	2.500%	10/15/2029	10/20/15 @ 100	300,641
355,000	NorthStar Realty Finance, LP(b)	NR	5.375%	06/15/2033	06/15/23 @ 100	584,863
239,000	Pennymac Corp.	NR	5.375%	05/01/2020	N/A	231,830
550,000	Starwood Property Trust, Inc.(a)	BB–	4.000%	01/15/2019	N/A	637,656
						23,496,935
	Retail – 0.1%
233,000	Group 1 Automotive, Inc.(d)	BB	2.250%	06/15/2036	06/15/16 @ 100	297,949
EUR 208,047	Rallye SA, Series COFP (France)	NR	1.000%	10/02/2020	N/A	334,146
						632,095
	Semiconductors – 4.2%
HKD 4,000,000	ASM Pacific Technology Ltd. (Cayman Islands)	NR	2.000%	03/28/2019	N/A	571,790
320,000	Microchip Technology, Inc.	NR	2.125%	12/15/2037	N/A	592,600
5,863,000	Micron Technology, Inc., Series G(a)	BB–	3.000%	11/15/2043	11/20/18 @ 83	6,793,751
310,000	Novellus Systems, Inc.	BBB	2.625%	05/15/2041	N/A	551,413
2,990,000	NVIDIA Corp.(a) (b)	BB+	1.000%	12/01/2018	N/A	3,382,437
257,000	ON Semiconductor Corp., Series B	BB+	2.625%	12/15/2026	12/20/16 @ 100	314,183
2,600,000	Semiconductor Manufacturing International Corp., Series REGS (Cayman Islands)(c)	NR	0.000%	11/07/2018	N/A	2,728,375
3,400,000	SK Hynix, Inc. (South Korea)(a)	NR	2.650%	05/14/2015	N/A	4,423,400
242,000	SunEdison, Inc.(b)	NR	2.000%	10/01/2018	N/A	362,546
						19,720,495
	Software – 7.6%
2,589,000	Allscripts Healthcare Solutions, Inc.(a) (b)	NR	1.250%	07/01/2020	N/A	2,901,298
11,366,000	Citrix Systems, Inc.(b)	NR	0.500%	04/15/2019	N/A	11,366,000
4,621,000	Cornerstone OnDemand, Inc.(a) (b)	NR	1.500%	07/01/2018	N/A	4,802,952
HKD 23,000,000	Kingsoft Corp. Ltd. (Cayman Islands)	NR	1.250%	04/11/2019	N/A	2,808,899
9,570,000	Nuance Communications, Inc.(a)	BB–	2.750%	08/15/2027	08/20/14 @ 100	10,036,537
448,000	Proofpoint, Inc.(b)	NR	1.250%	12/15/2018	N/A	450,800
261,000	Salesforce.com, Inc.	NR	0.250%	04/01/2018	N/A	287,753
2,966,000	ServiceNow, Inc.(a) (b) (c)	NR	0.000%	11/01/2018	N/A	2,984,538
						35,638,777
	Telecommunications – 7.4%
EUR 1,266,050	Alcatel-Lucent, Series ALU (France)	CCC+	4.250%	07/01/2018	N/A	5,996,585
3,640,000	Ciena Corp.(b)	NR	4.000%	03/15/2015	N/A	4,220,125
7,401,000	Ciena Corp.(a)	B	0.875%	06/15/2017	N/A	7,336,241
258,000	Ciena Corp.	NR	4.000%	12/15/2020	N/A	343,785
13,184,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a) (b)	Ba1	8.250%	12/01/2040	12/01/17 @ 100	15,342,880
351,000	Finisar Corp.(b)	NR	0.500%	12/15/2033	12/22/18 @ 100	402,553
355,000	Ixia	NR	3.000%	12/15/2015	N/A	373,859
EUR 200,000	Nokia OYJ, Series REGS (Finland)	B+	5.000%	10/26/2017	N/A	610,664
						34,626,692

See notes to financial statements.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Transportation – 0.3%
600,000	Golar LNG Ltd. (Bermuda)	NR	3.750%	03/07/2017	N/A	$ 673,140
JPY 40,000,000	Kawasaki Kisen Kaisha Ltd. (Japan)(c)	NR	0.000%	09/26/2018	N/A	395,007
JPY 30,000,000	Yamato Holdings Co., Ltd. (Japan)(c)	NR	0.000%	03/07/2016	N/A	357,269
						1,425,416
	Total Convertible Bonds – 90.8%
	(Cost $424,959,363)					427,138,343
	Corporate Bonds – 42.9%
	Aerospace & Defense – 0.3%
1,250,000	Kratos Defense & Security Solutions, Inc.(a)	B	10.000%	06/01/2017	06/01/15 @ 103	1,317,969
	Agriculture – 0.1%
625,000	Vector Group Ltd.(b)	B+	7.750%	02/15/2021	02/15/16 @ 106	671,875
	Airlines – 0.0%†
150,000	Air Canada (Canada)(b)	B–	7.750%	04/15/2021	N/A	153,187
	Auto Manufacturers – 0.9%
1,250,000	Allied Specialty Vehicles, Inc.(a) (b)	B+	8.500%	11/01/2019	11/01/16 @ 104	1,346,875
2,500,000	Chrysler Group, LLC / CG Co.-Issuer, Inc.(a)	B	8.000%	06/15/2019	06/15/15 @ 104	2,750,000
						4,096,875
	Auto Parts & Equipment – 0.8%
1,075,000	Dana Holding Corp.(a)	BB+	6.750%	02/15/2021	02/15/16 @ 103	1,170,406
1,000,000	Goodyear Tire & Rubber Co.(a)	B+	8.250%	08/15/2020	08/15/15 @ 104	1,111,250
1,250,000	TRW Automotive, Inc.(a) (b)	BBB–	4.500%	03/01/2021	N/A	1,303,125
						3,584,781
	Banks – 3.9%
9,045,000	CIT Group, Inc.(a)	BB–	5.375%	05/15/2020	N/A	9,689,456
8,075,000	Synovus Financial Corp.(a)	B+	5.125%	06/15/2017	N/A	8,539,313
						18,228,769
	Biotechnology – 0.3%
1,250,000	Novasep Holding SAS (France)(b)	B–	8.000%	12/15/2016	N/A	1,232,813
	Building Materials – 0.2%
1,050,000	Boise Cascade Co.(a)	B+	6.375%	11/01/2020	11/01/15 @ 105	1,134,000
	Chemicals – 2.7%
6,104,000	Ashland, Inc.(a)	BB	4.750%	08/15/2022	05/15/22 @ 100	6,058,220
1,250,000	Celanese US Holdings, LLC(a)	BB+	4.625%	11/15/2022	N/A	1,262,500
1,250,000	Cornerstone Chemical Co., Series AI(a)	B–	9.375%	03/15/2018	03/15/15 @ 107	1,331,250
625,000	HIG BBC Intermediate Holdings, LLC / HIG BBC Holdings Corp.(b) (g)	NR	10.500%	09/15/2018	03/15/16 @ 105	640,625
2,041,000	Rockwood Specialties Group, Inc.(a)	BB+	4.625%	10/15/2020	10/15/15 @ 103	2,102,230
1,275,000	Vertellus Specialties, Inc.(a) (b)	CCC+	9.375%	10/01/2015	10/01/14 @ 100	1,297,312
						12,692,137
	Coal – 0.4%
625,000	Alpha Natural Resources, Inc.	B–	9.750%	04/15/2018	N/A	590,625
500,000	CONSOL Energy, Inc.(b)	BB	5.875%	04/15/2022	04/15/17 @ 104	516,250
751,000	SunCoke Energy, Inc.(a)	B+	7.625%	08/01/2019	08/01/14 @ 106	805,448
						1,912,323

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Commercial Services – 1.4%
925,000	ADT Corp.(a) (b)	BB–	6.250%	10/15/2021	N/A	$ 966,625
925,000	Cenveo Corp.(a)	CCC+	8.875%	02/01/2018	02/01/15 @ 102	960,844
4,096,000	Prospect Medical Holdings, Inc.(a) (b)	B–	8.375%	05/01/2019	05/01/15 @ 106	4,474,880
						6,402,349
	Computers – 0.1%
625,000	Seagate HDD Cayman (Cayman Islands)(a) (b)	BBB–	4.750%	06/01/2023	N/A	628,906
	Diversified Financial Services – 0.8%
1,450,000	Ally Financial, Inc.(a)	BB	7.500%	09/15/2020	N/A	1,723,687
625,000	Jefferies Finance, LLC / JFIN Co.-Issuer Corp.(b)	B	6.875%	04/15/2022	04/15/17 @ 105	628,125
1,450,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(a)	B+	6.500%	06/01/2022	12/01/17 @ 103	1,377,500
						3,729,312
	Electric – 0.3%
1,250,000	Calpine Corp.(a) (b)	BB–	7.875%	01/15/2023	01/15/17 @ 104	1,406,250
	Engineering & Construction – 0.2%
1,077,000	MasTec, Inc.(a)	BB–	4.875%	03/15/2023	03/15/18 @ 102	1,044,690
	Entertainment – 0.4%
1,250,000	Churchill Downs, Inc.(a) (b)	BB	5.375%	12/15/2021	12/15/16 @ 104	1,284,375
644,000	Six Flags Entertainment Corp.(a) (b)	BB–	5.250%	01/15/2021	01/15/16 @ 104	652,050
						1,936,425
	Environmental Control – 0.5%
1,250,000	Casella Waste Systems, Inc.(a)	CCC	7.750%	02/15/2019	02/15/15 @ 104	1,315,625
1,250,000	Clean Harbors, Inc.(a)	BB+	5.125%	06/01/2021	12/01/16 @ 103	1,270,313
						2,585,938
	Food – 0.7%
1,500,000	Land O’Lakes Capital Trust I(a) (b)	BB	7.450%	03/15/2028	N/A	1,481,250
1,836,000	Simmons Foods, Inc.(b)	CCC	10.500%	11/01/2017	11/01/14 @ 105	1,992,060
						3,473,310
	Forest Products & Paper – 0.7%
1,250,000	Appvion, Inc.(b)	CCC+	9.000%	06/01/2020	12/01/16 @ 105	1,273,437
625,000	Catalyst Paper Corp. (Canada)(g) (h)	NR	11.000%	10/30/2017	06/06/14 @ 100	564,844
1,200,000	Sappi Papier Holding GmbH (Austria)(a) (b)	BB	6.625%	04/15/2021	04/15/16 @ 103	1,254,000
300,000	Tembec Industries, Inc. (Canada)	CCC+	11.250%	12/15/2018	12/15/14 @ 106	328,500
						3,420,781
	Health Care Products – 0.4%
1,875,000	Biomet, Inc.	B–	6.500%	08/01/2020	08/01/15 @ 105	2,060,156
	Health Care Services – 2.3%
1,250,000	Fresenius Medical Care US Finance, Inc.(a) (b)	BB+	5.750%	02/15/2021	N/A	1,337,500
2,575,000	HCA Holdings, Inc.(a)	B–	7.750%	05/15/2021	11/15/15 @ 104	2,835,719
1,875,000	Health Net, Inc.(a)	BB	6.375%	06/01/2017	N/A	2,048,437
625,000	HealthSouth Corp.(a)	BB–	8.125%	02/15/2020	02/15/15 @ 104	681,250
1,875,000	IASIS Healthcare, LLC / IASIS Capital Corp.(a)	CCC+	8.375%	05/15/2019	05/15/15 @ 104	1,996,875
1,625,000	Tenet Healthcare Corp.(a) (b)	B+	6.000%	10/01/2020	N/A	1,709,297
						10,609,078
	Household Products & Housewares – 0.4%
1,875,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC(a)	CCC+	9.000%	04/15/2019	10/15/14 @ 105	2,010,938

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Internet – 0.3%
1,250,000	Equinix, Inc.(a)	BB	5.375%	04/01/2023	04/01/18 @ 103	$ 1,278,125
	Iron & Steel – 0.3%
300,000	Commercial Metals Co.	BB+	4.875%	05/15/2023	02/15/23 @ 100	289,500
835,000	Steel Dynamics, Inc.(a)	BB+	6.375%	08/15/2022	08/15/17 @ 103	916,413
						1,205,913
	Leisure Time – 0.5%
1,250,000	Carlson Wagonlit BV (Netherlands)(a) (b)	B+	6.875%	06/15/2019	06/15/15 @ 105	1,342,187
GBP 625,000	Travelex Financing PLC (United Kingdom)(b)	B	8.000%	08/01/2018	08/01/15 @ 104	1,158,240
						2,500,427
	Lodging – 0.1%
575,000	Caesars Entertainment Operating Co., Inc.(a)	CCC–	8.500%	02/15/2020	02/15/16 @ 104	498,813
16	MTR Gaming Group, Inc.	B–	11.500%	08/01/2019	08/01/15 @ 106	18
						498,831
	Machinery-Construction & Mining – 0.2%
775,000	Permian Holdings, Inc.(b)	B–	10.500%	01/15/2018	07/15/15 @ 108	786,625
	Machinery-Diversified – 0.3%
1,250,000	Waterjet Holdings, Inc.(a) (b)	B	7.625%	02/01/2020	02/01/17 @ 104	1,334,375
	Media – 3.6%
5,814,000	Clear Channel Communications, Inc.	CCC+	9.000%	12/15/2019	07/15/15 @ 105	6,220,980
312,000	Clear Channel Communications, Inc.	CCC+	11.250%	03/01/2021	03/01/16 @ 108	352,950
625,000	DISH DBS Corp.	BB–	5.125%	05/01/2020	N/A	657,812
6,702,000	Numericable Group SA (France)(b)	B+	4.875%	05/15/2019	05/15/16 @ 104	6,777,397
950,000	Numericable Group SA (France)(b)	B+	6.000%	05/15/2022	05/15/17 @ 105	973,750
637,000	Radio One, Inc.(b)	CCC	9.250%	02/15/2020	02/15/17 @ 105	680,794
1,250,000	Starz, LLC / Starz Finance Corp.(a)	BB	5.000%	09/15/2019	09/15/15 @ 103	1,301,563
						16,965,246
	Mining – 1.0%
375,000	Barminco Finance Pty Ltd. (Australia)(a) (b)	B–	9.000%	06/01/2018	N/A	347,813
589,000	First Quantum Minerals Ltd. (Canada)(a) (b)	B+	6.750%	02/15/2020	02/15/17 @ 103	597,835
589,000	First Quantum Minerals Ltd. (Canada)(a) (b)	B+	7.000%	02/15/2021	02/15/18 @ 104	600,044
1,875,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (b)	BB–	6.875%	04/01/2022	04/01/17 @ 103	2,013,281
1,250,000	St Barbara Ltd. (Australia)(a) (b)	B–	8.875%	04/15/2018	10/15/15 @ 107	1,043,750
						4,602,723
	Miscellaneous Manufacturing – 1.1%
925,000	Dispensing Dynamics International(a) (b)	B–	12.500%	01/01/2018	01/01/16 @ 106	1,003,625
3,912,000	LSB Industries, Inc.(a) (b)	B+	7.750%	08/01/2019	08/01/16 @ 104	4,205,400
						5,209,025
	Oil & Gas – 6.6%
2,542,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(a)	CCC+	9.625%	10/15/2018	10/15/14 @ 105	2,707,230
1,100,000	Bill Barrett Corp.(a)	B	7.625%	10/01/2019	10/01/15 @ 104	1,193,500
800,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(a)	B–	7.875%	04/15/2022	01/15/17 @ 104	870,000
925,000	Chesapeake Energy Corp.	BB–	4.875%	04/15/2022	04/15/17 @ 104	927,312
1,650,000	Clayton Williams Energy, Inc.(a)	B–	7.750%	04/01/2019	04/01/15 @ 104	1,765,500
975,000	Drill Rigs Holdings, Inc. (Marshall Islands)(a) (b)	B	6.500%	10/01/2017	10/01/15 @ 103	1,011,562
1,250,000	Energy XXI Gulf Coast, Inc.(a) (b)	B+	7.500%	12/15/2021	12/15/16 @ 106	1,328,125

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil & Gas (continued)
1,250,000	Halcon Resources Corp.(b)	CCC+	9.750%	07/15/2020	07/15/16 @ 105	$ 1,340,625
4,682,000	Halcon Resources Corp.(a)	CCC+	8.875%	05/15/2021	11/15/16 @ 104	4,875,132
1,250,000	Lightstream Resources Ltd. (Canada)(a) (b)	B–	8.625%	02/01/2020	02/01/16 @ 104	1,282,813
250,000	Northern Blizzard Resources, Inc. (Canada)(b)	B–	7.250%	02/01/2022	02/01/17 @ 105	257,188
1,550,000	Oasis Petroleum, Inc.(a) (b)	B+	6.875%	03/15/2022	09/15/17 @ 103	1,689,500
1,250,000	PBF Holding Co., LLC / PBF Finance Corp.(a)	BB+	8.250%	02/15/2020	02/15/16 @ 104	1,371,875
1,875,000	Plains Exploration & Production Co.(a)	BBB	6.750%	02/01/2022	02/01/17 @ 103	2,102,344
1,225,000	QEP Resources, Inc.(a)	BB+	6.875%	03/01/2021	N/A	1,359,750
1,450,000	Range Resources Corp.(a)	BB	5.000%	08/15/2022	02/15/17 @ 103	1,497,125
1,250,000	Samson Investment Co.(a) (b)	CCC+	10.750%	02/15/2020	02/15/16 @ 105	1,325,000
1,100,000	SandRidge Energy, Inc.(a)	B–	8.125%	10/15/2022	04/15/17 @ 104	1,196,250
1,250,000	Tesoro Corp.(a)	BB+	5.375%	10/01/2022	10/01/17 @ 103	1,303,125
250,000	Unit Corp.	BB–	6.625%	05/15/2021	05/15/16 @ 103	266,250
1,250,000	W&T Offshore, Inc.(a)	B–	8.500%	06/15/2019	06/15/15 @ 104	1,356,250
						31,026,456
	Oil & Gas Services – 0.8%
800,000	Forbes Energy Services Ltd.(a)	B	9.000%	06/15/2019	06/15/15 @ 105	822,000
1,118,000	McDermott International, Inc. (Panama)(b)	BB	8.000%	05/01/2021	05/01/17 @ 104	1,131,975
1,500,000	SESI, LLC(a)	BBB–	6.375%	05/01/2019	05/01/15 @ 103	1,614,375
						3,568,350
	Packaging & Containers – 2.0%
9,201,000	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging
	Holdings II (Luxembourg)(a) (b)	CCC+	5.625%	12/15/2016	12/15/15 @ 100	9,419,524
	Pharmaceuticals – 0.6%
225,000	Catamaran Corp. (Canada)	BB+	4.750%	03/15/2021	N/A	227,250
625,000	JLL/Delta Dutch Newco BV (Netherlands)(b)	CCC+	7.500%	02/01/2022	02/01/17 @ 106	642,969
1,875,000	Valeant Pharmaceuticals International(b)	B	6.750%	08/15/2021	02/15/16 @ 103	2,020,312
						2,890,531
	Pipelines – 1.0%
1,200,000	Access Midstream Partners, LP / ACMP Finance Corp.(a)	BB	6.125%	07/15/2022	01/15/17 @ 103	1,303,500
1,175,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.(a)	B	8.375%	06/01/2019	06/01/15 @ 104	1,274,875
300,000	Genesis Energy, LP / Genesis Energy Finance Corp.	B	5.750%	02/15/2021	02/15/17 @ 103	313,500
1,250,000	Regency Energy Partners, LP / Regency Energy Finance Corp.(a)	BB	5.750%	09/01/2020	06/01/20 @ 100	1,306,250
400,000	Tesoro Logistics, LP / Tesoro Logistics Finance Corp.	BB–	5.875%	10/01/2020	10/01/16 @ 103	421,000
						4,619,125
	Real Estate – 0.2%
750,000	Kennedy-Wilson, Inc.(a)	BB–	8.750%	04/01/2019	04/01/15 @ 104	823,125
	Real Estate Investment Trusts – 0.2%
450,000	DuPont Fabros Technology, LP	BB	5.875%	09/15/2021	09/15/16 @ 104	471,375
570,000	OMEGA Healthcare Investors, Inc.(a)	BBB–	5.875%	03/15/2024	03/15/17 @ 103	598,500
						1,069,875
	Retail – 0.4%
625,000	First Cash Financial Services, Inc.(b)	BB–	6.750%	04/01/2021	04/01/17 @ 105	649,219
625,000	Guitar Center, Inc.(b)	CCC	9.625%	04/15/2020	04/15/17 @ 107	585,937
625,000	Toys “R” US, Inc.(b)	B	7.375%	09/01/2016	09/01/14 @ 102	578,125
						1,813,281

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Software – 3.1%
1,000,000	Activision Blizzard, Inc.(a) (b)	BB+	6.125%	09/15/2023	09/15/18 @ 103	$ 1,090,000
7,439,000	First Data Corp.(a)	B–	12.625%	01/15/2021	01/15/16 @ 113	8,963,995
625,000	First Data Corp.	CCC+	11.750%	08/15/2021	05/15/16 @ 109	668,750
4,165,000	First Data Holdings, Inc.(a) (b) (g)	NR	14.500%	09/24/2019	12/02/14 @ 104	4,034,844
						14,757,589
	Telecommunications – 1.9%
1,350,000	EarthLink Holdings Corp.(a)	B+	7.375%	06/01/2020	06/01/16 @ 106	1,414,125
300,000	Hughes Satellite Systems Corp.(a)	B+	6.500%	06/15/2019	N/A	331,500
3,125,000	Sprint Communications, Inc.(a) (b)	BB+	9.000%	11/15/2018	N/A	3,816,406
650,000	Telesat Canada / Telesat, LLC (Canada)(a) (b)	B	6.000%	05/15/2017	05/15/15 @ 102	672,344
1,275,000	T-Mobile US, Inc.(a)	BB	6.633%	04/28/2021	04/28/17 @ 103	1,381,781
500,000	Windstream Corp.(a)	B	7.750%	10/01/2021	10/01/16 @ 104	543,750
650,000	Windstream Corp.(a)	B	7.500%	06/01/2022	06/01/17 @ 104	697,125
						8,857,031
	Transportation – 0.9%
475,000	Eletson Holdings (Liberia)(b)	B	9.625%	01/15/2022	01/15/18 @ 105	508,250
190,000	Gulfmark Offshore, Inc.(a)	BB–	6.375%	03/15/2022	03/15/17 @ 103	198,075
715,000	Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
	(Marshall Islands)(b)	B	8.125%	11/15/2021	11/15/16 @ 106	748,963
625,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Islands)(a)	B+	8.125%	02/15/2019	02/15/15 @ 104	637,500
1,250,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Islands)(a) (b)	BB–	7.375%	01/15/2022	01/15/17 @ 106	1,265,625
450,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc.
	(Marshall Islands)(b)	B+	7.250%	05/01/2022	05/01/17 @ 105	452,250
400,000	Swift Services Holdings, Inc.(a)	B+	10.000%	11/15/2018	11/15/14 @ 105	438,500
						4,249,163
	Total Corporate Bonds – 42.9%
	(Cost $196,843,932)					201,808,202
	Term Loans – 0.5%(i)
904,823	Caraustar Industries, Inc.	B+	7.500%	05/01/2019	N/A	919,244
1,250,000	Sprint Industrial Holdings LLC	CCC+	11.250%	05/14/2019	N/A	1,262,500
	(Cost $2,125,401)					2,181,744

Number
of Shares	Description					Value
	Convertible Preferred Stocks – 4.3%
	Aerospace & Defense – 0.1%
6,996	United Technologies Corp.	BBB+	7.500%	08/01/2015		462,715
	Electric – 0.1%
5,800	NextEra Energy, Inc.	NR	5.799%	09/01/2016		329,092
	Hand & Machine Tools – 0.6%
20,805	Stanley Black & Decker, Inc.	Baa3	4.750%	11/17/2015		2,703,818
2,801	Stanley Black & Decker, Inc.	BBB+	6.250%	11/17/2016		313,236
						3,017,054

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Number
of Shares	Description				Value
	Insurance – 1.1%
165,694	MetLife, Inc.(a)	BBB–	5.000%	10/08/2014	$ 5,045,382
	Oil & Gas – 1.9%
7,329	Chesapeake Energy Corp.(a) (b) (j)	B–	5.750%	–	8,813,123
	Real Estate Investment Trusts – 0.5%
11,273	Alexandria Real Estate Equities, Inc., Series D(j)	NR	7.000%	–	314,517
36,413	Weyerhaeuser Co., Series A	NR	6.375%	07/01/2016	2,038,764
					2,353,281
	Total Convertible Preferred Stocks – 4.3%
	(Cost $19,295,260)				20,020,647
	Common Stocks – 13.5%
	Aerospace & Defense – 0.6%
JPY 209,937	IHI Corp. (Japan)				836,460
13,003	Lockheed Martin Corp.(f)				2,134,312
					2,970,772
	Auto Manufacturers – 1.0%
132,087	General Motors Co.(a)				4,554,360
	Banks – 1.3%
65,500	Citigroup, Inc.				3,138,105
52,400	JPMorgan Chase & Co.(f)				2,933,352
					6,071,457
	Beverages – 0.4%
20,800	PepsiCo, Inc.				1,786,512
	Electric – 0.3%
26,000	Consolidated Edison, Inc.				1,508,780
	Internet – 1.1%
142,192	Yahoo!, Inc.(f) (k)				5,111,802
	Oil & Gas – 1.7%
13,000	ConocoPhillips				968,301
52,000	Diamond Offshore Drilling, Inc.(f)				2,839,720
31,200	Occidental Petroleum Corp.				2,987,400
65,300	Par Petroleum Corp.(k)				1,221,110
					8,016,531
	Oil & Gas Services – 0.8%
89,145	Hornbeck Offshore Services, Inc.(a) (k)				3,693,277
	Pharmaceuticals – 0.9%
83,200	Bristol-Myers Squibb Co.(f)				4,167,488
	Real Estate Investment Trusts – 0.7%
208,183	NorthStar Realty Finance Corp.				3,335,092
	Retail – 1.1%
62,400	Lululemon Athletica, Inc. (Canada)(f) (k)				2,866,032
29,300	Tiffany & Co.(f)				2,563,457
					5,429,489

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Number
of Shares	Description	Value
	Semiconductors – 1.3%
78,000	Texas Instruments, Inc.(f)	$ 3,579,420
52,000	Xilinx, Inc.	2,448,519
		6,027,939
	Telecommunications – 2.3%
130,100	Cisco Systems, Inc.(f)	3,006,611
64,200	Ixia(a) (k)	797,364
78,000	T-Mobile US, Inc.(f) (k)	2,284,620
39,000	Verizon Communications, Inc.	1,822,470
81,772	Vodafone Group PLC, ADR (United Kingdom)(a)	3,104,065
		11,015,130
	Total Common Stocks – 13.5%
	(Cost $66,697,108)	63,688,629
	Total Long-Term Investments – 152.0%
	(Cost $709,921,064)	714,837,565

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased(k)	Date	Price	Value
	Call Options Purchased – 0.0%†
260	Ctrip.com International Ltd.	June 2014	$60.00	25,350
2,601	SPDR S&P 500 ETF Trust	June 2014	199.00	41,616
				66,966
	Put Options Purchased – 0.2%
156	Herbalife Ltd.	May 2014	$50.00	1,404
4,548	PowerShares QQQ Trust, Series 1	May 2014	84.00	150,084
3,121	PowerShares QQQ Trust, Series 1	May 2014	86.00	143,566
3,121	PowerShares QQQ Trust, Series 1	May 2014	83.00	65,541
2,601	SPDR S&P 500 ETF Trust	June 2014	182.00	452,574
1,301	SPDR S&P 500 ETF Trust	May 2014	183.00	65,050
				878,219
	Total Options Purchased – 0.2%
	(Cost $2,133,860)			945,185

Number
of Shares	Description	Value
	Short-Term Investments – 4.9%
	Money Market – 4.9%
22,757,167	Goldman Sachs Financial Prime Obligations – Administration Share Class(l)	22,757,167
	(Cost $22,757,167)
	Total Investments – 157.1%
	(Cost $734,812,091)	738,539,917
	Liabilities in excess of Other Assets – (1.0%)	(4,588,603)
	Total Value of Options Written – (0.4%) (Premiums received $1,626,561)	(1,717,457)
	Margin Loan – (36.1% of Net Assets or 23.0% of Total Investments)	(170,000,000)
	Reverse Repurchase Agreements – (19.6% of Net Assets or 12.5% of Total Investments)	(92,000,000)
	Net Assets – 100.0%	$ 470,233,857

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

AB – Stock Company
ADR – American Depositary Receipt
AG – Stock Corporation
BV – Limited Liability Company
CHF – Swiss Franc
CNY – Chinese Yuan Renminbi
EUR – Euro
GBP – Great Britain Pound
GmbH – Limited Liability
HKD – Hong Kong Dollar
JPY – Japanese Yen
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
NV – Publicly Traded Company
OYJ – Public Traded Company
PJSC – Private Joint Stock Company
PLC – Public Limited Company
Pty – Proprietary
S&P – Standard & Poor’s
SA – Corporation
SpA – Limited Share Company
SE – Stock Corporation

All percentages shown in the Portfolio of Investments are based on Net Assets, unless otherwise noted.
~	The principal amount is denominated in U.S. Dollars, unless otherwise noted.
†	Less than 0.1%
*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call provision. There may be other call provisions at varying prices at later dates.
(a)
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2014, the total amount segregated was $442,669,609.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014 these securities amounted to $248,967,387, which represents 52.9% of net assets.

(c)	Zero coupon bond.
(d)	Security is a “step coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.
(e)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.
(f)	All or a portion of this security represents cover for outstanding written options.
(g)	Security is a pay-in-kind bond.
(h)
The issuer of this security may elect on May 1 or November 1 of each year to pay the 11.000% coupon entirely in cash, or accrue interest at a rate of 13.000% per annum and make interest payments as follows: (1) 7.5% in cash and (2) 5.5% payment-in-kind shares issued out of the restructuring. During the period, the issuer has elected to pay the 11.000% coupon entirely in cash.

(i)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. The rate presented is as of period end. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(j)	Security is perpetual and, thus does not have a predetermined maturity date.
(k)	Non-income producing security.
(l)	All or a portion of this security has been set aside as collateral for forward exchange currency contracts. At April 30, 2014, the total amount segregated was $22,757,167.

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2014

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written(a)	Month	Price	Value
	Call Options Written – (0.3%)
832	Bristol-Myers Squibb Co.	December 2014	$55.00	$ (147,264)
1,301	Cisco Systems, Inc.	January 2015	25.00	(100,177)
260	Ctrip.com International Ltd.	June 2014	70.00	(8,450)
520	Diamond Offshore Drilling, Inc.	December 2014	57.50	(130,520)
260	Herbalife Ltd.	January 2015	70.00	(205,400)
524	JPMorgan Chase & Co.	September 2014	60.00	(48,208)
130	Lockheed Martin Corp.	December 2014	175.00	(54,210)
624	Lululemon Athletica, Inc.	December 2014	57.50	(112,008)
2,601	SPDR S&P 500 ETF Trust	June 2014	194.00	(218,484)
780	Texas Instruments, Inc.	January 2015	50.00	(102,180)
293	Tiffany & Co.	January 2015	97.50	(94,493)
780	T-Mobile US, Inc.	November 2014	36.00	(74,880)
937	Yahoo!, Inc.	October 2014	40.00	(194,896)
				(1,491,170)
	Put Options Written – (0.1%)
2,601	SPDR S&P 500 ETF Trust	June 2014	176.00	(226,287)
				(226,287)
	Total Value of Options Written – (0.4%)
	(Premiums received $1,626,561)			$ (1,717,457)
(a) Non-income producing security.

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 23

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2014

Assets
Investments in securities, at value (cost $734,812,091)	$738,539,917
Cash	913,465
Securities sold receivable	31,160,122
Interest receivable	6,802,084
Unrealized appreciation on forward exchange currency contracts	124,214
Dividends receivable	24,706
Other assets	158
Total assets	777,564,666
Liabilities
Margin Loan	170,000,000
Reverse repurchase agreements	92,000,000
Payable for securities purchased	42,657,339
Options written, at value (premiums received of $1,626,561)	1,717,457
Advisory fee payable	324,988
Servicing fee payable	126,384
Unrealized depreciation on forward exchange currency contracts	76,861
Administration fee payable	12,174
Interest due on borrowings	12,382
Trustees fee payable	24,422
Accrued expenses and other liabilities	378,802
Total liabilities	307,330,809
Net Assets	$470,233,857
Composition of Net Assets
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	551,198,020
Net unrealized appreciation on investments, written options and foreign currency translations	3,686,353
Accumulated net realized loss on investments, swaps, written options, futures and
foreign currency transactions	(78,955,391)
Distributions in excess of net investment income	(5,718,706)
Net Assets	$470,233,857
Net Asset Value (based on 23,580,877 shares outstanding)	$19.94

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Investment Income
Interest	$11,296,672
Dividends	3,701,762
Total income		$14,998,434
Expenses
Interest expense	2,228,800
Advisory fee	1,976,408
Servicing agent fee	768,603
Professional fees	109,363
Administration fee	74,736
Trustees’ fees and expenses	74,670
Fund accounting	64,532
Insurance	51,285
Printing	50,427
Custodian	23,474
ICI dues	18,100
NYSE listing fee	11,765
Transfer agent	10,966
Miscellaneous	13,788
Total expenses		5,476,917
Net investment income		9,521,517
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		39,024,764
Written options		(1,194,324)
Foreign currency transactions		(1,329,135)
Net change in unrealized appreciation (depreciation) on:
Investments		(29,648,719)
Written options		503,705
Foreign currency translations		610,197
Net realized and unrealized gain on investments, written options and foreign
currency transactions		7,966,488
Net Increase in Net Assets Resulting from Operations		$17,488,005

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 25

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2014

	For the	For the
	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013

Change in Net Assets Resulting from Operations:
Net investment income	$9,521,517	$17,362,251
Net realized gain on investments, written options and foreign
currency transactions	36,501,305	44,462,858
Net change in unrealized appreciation (depreciation) on investments,
written options and foreign currency translations	(28,534,817)	23,167,686

Distributions to Preferred Shareholders:
From net investment income	—	(455,304)
Net increase in net assets applicable to
Common Shareholders resulting from operations	17,488,005	84,537,491

Distributions to Common Shareholders:
From and in excess of net investment income	(13,285,465)	(26,570,932)

Capital Share Transactions:
Net increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 7)	—	2,604,250
Total increase in net assets applicable to common shareholders	4,202,540	60,570,809

Net Assets
Beginning of period	466,031,317	405,460,508

End of period (including distributions in excess of net investment income of
($5,718,706) and ($1,954,758), respectively)	$470,233,857	$466,031,317

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 17,488,005
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	29,648,719
Net change unrealized appreciation on written options	(503,705)
Net change in unrealized appreciation on foreign currency translations	(610,197)
Net realized gain on investments	(39,024,764)
Purchase of long-term investments	(873,663,081)
Proceeds from sale of long-term investments	861,745,779
Net proceeds (purchases) from sale of short-term investments	1,893,579
Net amortization/accretion of premium/discount	95,767
Net decrease in premiums received on written options	(488,929)
Increase in securities sold receivable	(13,385,063)
Increase in interest receivable	(1,077,588)
Decrease in dividends receivable	51,991
Decrease in other assets	51,126
Increase in payable for securities purchased	27,199,857
Decrease in servicing fee payable	(2,955)
Decrease in investment advisory fee payable	(7,598)
Decrease in administrative fee payable	(321)
Increase in trustee fee payable	12,118
Increase in accrued expenses and other liabilities	27,077
Net Cash Provided by Operating and Investing Activities	9,449,817
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(13,285,465)
Net Cash Used by Financing Activities	(13,285,465)
Net increase in cash	(3,835,648)
Cash at Beginning of Period	$ 4,749,113
Cash at End of Period	$ 913,465
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 2,228,800

See notes to financial statements.
AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS	April 30, 2014

	For the
Per share operating performance	Six Months Ended		For the		For the		For the	For the	For the
for a common share outstanding	April 30, 2014		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
throughout the period	(unaudited)		October 31, 2013		October 31, 2012		October 31, 2011	October 31, 2010	October 31, 2009
Net asset value, beginning of period	$19.76		$17.19		$17.52		$19.38	$16.28	$12.52
Income from investment operations
Net investment income (a)	0.40		0.74		1.06		1.37	1.29	1.06
Net realized and unrealized gain/loss on
investments, unfunded loan commitments, swaps, options, futures
and foreign currency transactions	0.34		2.87		0.13		(1.48)	3.11	4.10
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	—		(0.02)		(0.17)		(0.17)	(0.17)	(0.20)
Total from investment operations	0.74		3.59		1.02		(0.28)	4.23	4.96
Distributions to Common Shareholders:
From and in excess of net investment income	(0.56)		(1.13)		(1.35)		(1.58)	(1.13)	(1.19)
Return of capital	—		—		—		—	—	(0.01)
Total distributions to Common Shareholders	(0.56)		(1.13)		(1.35)		(1.58)	(1.13)	(1.20)
Increase resulting from tender and repurchase
of Auction Market Preferred Shares (Note 7)	N/A		0.11		N/A		N/A	N/A	N/A
Net asset value, end of period	$19.94		$19.76		$17.19		$17.52	$19.38	$16.28
Market value, end of period	$18.24		$17.81		$16.84		$15.87	$18.19	$14.24
Total investment return (b)
Net asset value	3.75%		22.09	%(h)	6.18%		-1.91%	26.65%	42.52%
Market value	5.57%		12.90%		15.54%		-4.82%	36.74%	20.34%
Ratios and supplemental data
Net assets applicable to Common Shareholders, end of
period (thousands)	$470,234		$466,031		$405,461		$413,041	$457,050	$383,925
Preferred shares, at redemption value ($25,000 per
share liquidation preference) (thousands)	N/A		N/A		$262,000		$262,000	$262,000	$262,000
Preferred shares asset coverage per share (d)	N/A		N/A		$63,689		$64,412	$68,612	$61,634
Ratios to Average Net Assets:
Net operating expenses	1.38	%(c)	1.47	%(e)	1.72	%(e)	1.58%	1.50%	1.77%
Interest expense (f)	0.94	%(c)	0.90%		N/A		N/A	N/A	N/A
Total net expenses	2.32	%(c)	2.37	%(e)	1.72	%(e)	1.58%	1.50%	1.77%
Fee waiver	0.00	%(c)	0.00%		0.00%		0.01%	0.07%	0.18%
Total gross expenses	2.32	%(c)	2.37	%(e)	1.72	%(e)	1.59%	1.57%	1.95%
Net Investment Income, after fee waiver, prior to
effect of dividends to preferred shares, including interest expense	4.03	%(c)	3.96%		6.23%		7.11%	7.12%	7.98%
Net Investment Income, before fee waiver, prior to
effect of dividends to preferred shares, including interest expense	4.03	%(c)	3.96%		6.23%		7.10%	7.05%	7.80%
Net Investment Income, after fee waiver, after
effect of dividends to preferred shares, including interest expense	4.03	%(c)	3.85%		5.26%		6.25%	6.18%	6.47%
Net Investment Income, before fee waiver, after
effect of dividends to preferred shares, including interest expense	4.03	%(c)	3.85%		5.26%		6.24%	6.11%	6.29%
Portfolio turnover rate	122%		240%		218%		93%	65%	121%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$262,000		$262,000		N/A		N/A	N/A	N/A
Asset coverage per $1,000 of indebtedness (g)	$2,795		$2,779		N/A		N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”)
or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(e)	Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.06% for the six months ended April 30, 2014, and 0.02% and 0.08% for the years ended October 31, 2013 and
2012, respectively.
(f)	Interest expense ratio relates to interest associated with borrowings and reverse repurchase agreements.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(h)	Included in the total investment return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference.
Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.
N/A    Not Applicable

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2014

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at April 30, 2014.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)
Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the period ended April 30, 2014.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2014:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$ –	$ 427,138	$ –	$ 427,138
Corporate Bonds	–	201,808	–	201,808
Term Loans	–	2,182	–	2,182
Convertible Preferred Stocks	20,021	–	–	20,021
Common Stocks	63,689	–	–	63,689
Call Options Purchased	67	–	–	67
Put Options Purchased	878	–	–	878
Money Market Fund	22,757	–	–	22,757
Forward Exchange
Currency Contracts	–	124	–	124
Total	$ 107,412	$ 631,252	$ –	$ 738,664
Liabilities:
Call Options Written	$ 1,491	$ –	$ –	$ 1,491
Put Options Written	226	–	–	226
Forward Exchange
Currency Contracts	–	77	–	77
Total	$ 1,717	$ 77	$ –	$ 1,794
If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels during the period ended April 30, 2014.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

At April 30, 2014, there was no restricted cash outstanding.

(e) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(g) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(i) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(j) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(k) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks. Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and other considerations.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

(l) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and the Investment Adviser, the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the six-month ended April 30, 2014, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows: (a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2014, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, forward exchange currency contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation	Depreciation on
for Tax	Unrealized	Unrealized	on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$737,315,162	$23,451,008	$(22,226,253)	$1,224,755	$(43,543)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

As of October 31, 2013, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(112,827,635)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward of $112,827,635 available to offset possible future capital gains. Of the capital loss carryforward, $111,535,992 expires on October 31, 2017 and $1,291,643 expires on October 31, 2019. For the year ended October 31, 2013, the Fund utilized $45,599,073 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended October 31, 2013, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $27,026,236 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2014, purchases and sales of investments, other than short-term securities, were $873,663,081 and $861,745,779, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2014. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	7,945	$2,115,490
Options written during the period	27,720	4,171,770
Options expired during the period	–	–
Options closed during the period	(23,222)	(4,660,699)
Options outstanding, end of period	12,443	$1,626,561

(b) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

At April 30, 2014, the following forward exchange currency contracts were outstanding:
					Value at	Net Unrealized
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/14	Appreciation
EUR	100,000
for USD	137,981	The Bank of New York Mellon	06/19/2014	$137,981	$138,638	$657
EUR	509,000
for USD	704,540	The Bank of New York Mellon	06/19/2014	704,540	705,668	1,128
EUR	260,000
for USD	360,419	The Bank of New York Mellon	06/19/2014	360,419	360,459	40
EUR	910,000
for USD	1,256,067	The Bank of New York Mellon	06/19/2014	1,256,067	1,261,607	5,540
EUR	3,000,000
for USD	4,158,678	The Bank of New York Mellon	06/19/2014	4,158,678	4,159,144	466
GBP	370,000
for USD	614,797	The Bank of New York Mellon	06/19/2014	614,797	624,520	9,723
SGD	6,000,000
for USD	4,778,059	The Bank of New York Mellon	06/19/2014	4,778,059	4,779,556	1,497
						$ 19,051

						Net Unrealized
					Value at	Appreciation/
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/14	(Depreciation)
CHF	3,120,000
for USD	3,566,958	The Bank of New York Mellon	06/19/2014	$3,566,958	$3,545,065	$21,893
EUR	8,550,000
for USD	11,876,506	The Bank of New York Mellon	06/19/2014	11,876,506	11,853,560	22,946
EUR	129,000
for USD	177,752	The Bank of New York Mellon	06/19/2014	177,752	178,843	(1,091)
EUR	513,000
for USD	708,608	The Bank of New York Mellon	06/19/2014	708,608	711,213	(2,605)
EUR	154,000
for USD	213,107	The Bank of New York Mellon	06/19/2014	213,107	213,503	(396)
EUR	771,000
for USD	1,064,572	The Bank of New York Mellon	06/19/2014	1,064,572	1,068,900	(4,328)
EUR	13,692,000
for USD	19,019,078	The Bank of New York Mellon	06/19/2014	19,019,078	18,982,332	36,746
GBP	746,000
for USD	1,238,249	The Bank of New York Mellon	06/19/2014	1,238,249	1,259,167	(20,918)
GBP	370,000
for USD	614,145	The Bank of New York Mellon	06/19/2014	614,145	624,520	(10,375)
JPY	307,000,000
for USD	3,017,955	The Bank of New York Mellon	06/19/2014	3,017,955	3,006,299	11,656
JPY	314,000,000
for USD	3,086,769	The Bank of New York Mellon	06/19/2014	3,086,769	3,074,847	11,922
SGD	5,994,000
for USD	4,737,628	The Bank of New York Mellon	06/19/2014	4,737,628	4,774,776	(37,148)
						$28,302
Total unrealized appreciation for forward exchange currency contracts						$47,353

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

(c) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2014.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward exchange currency contracts	$ 124	forward exchange currency contracts	$ 77
Equity risk	Investments in securities, at value
	(Options Purchased)	945	Options written, at value	1,717
Total		$1,069		$1,794

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2014.

Effect of Derivative Instruments on the Statement of Operations
(amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Transactions	Total
Equity risk	$(3,868)	$ –	$(3,868)
Foreign exchange risk	–	(699)	(699)
Total	$(3,868)	$(699)	$(4,567)

Change in Unrealized Appreciation/(Depreciation) on Derivatives

Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Translations	Total
Equity risk	$(433)	$ –	$(433)
Foreign exchange risk	–	611	611
Total	$(433)	$611	$ 178

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 1,320,174
Average Settlement Value Sold	2,289,517
Ending Settlement Value Purchased	12,010,541
Ending Settlement Value Sold	49,321,327

As of April 30, 2014, the Fund has a net liability position of $724,919 on derivative contracts and collateral posted is $54,447,746.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Fund's financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

The following table presents, by counterparty and contract type, the Fund's derivative asset and liabilities as of April 30, 2014.

			Gross Amounts	Liabilities	Gross Amounts Not Offset in
			Offset in	Presented	the Statement of Assets & Liabilities
		Gross Amounts	the Statement	in the Statement
		of Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Investment Type	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of America Merrill Lynch	Reverse Repurchase	$92,000,000	–	$92,000,000	$92,000,000		–
Agreement

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged was $80,057,807.

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the six months ended April 30, 2014, and during the year ended October 31, 2013. At April 30, 2014, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 10,678 shares of the Fund.

Preferred Shares
On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends were accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result was failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction was not a default, nor did it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents established a maximum rate in the event of a failed auction. The AMPS reference rate was the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. For AAA rated AMPS, the maximum rate, for auctions for which the Fund had not given notice that the auction will consist of net capital gains or other taxable income, was the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, were made annually.

For the period November 1, 2012 to redemption date, the annualized dividend rates ranged from:

	High	Low
Series M7	1.44%	1.41%
Series T28	1.46%	0.17%
Series W7	1.44%	1.41%
Series W28	1.47%	0.18%
Series TH28	1.47%	0.18%
Series F7	1.44%	0.14%

The Fund was subject to certain limitations and restrictions while Preferred Shares were outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which were entitled to one vote per share, generally voted with the common stock but voted separately as a class to elect two trustees and on any matters affecting the rights of the Preferred Shares.

The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

Note 8 – Borrowings
On November 9, 2012, the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $170,000,000 under the Margin Loan Agreement and $170,000,000 is outstanding in connection with the Margin Loan Agreement as of period end. An unused commitment fee of 0.25% is charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $92,000,000 is outstanding in connection with the reverse repurchase agreement as of period end. The interest rate on the reverse repurchase agreement is 1.63%.

As of April 30, 2014, the Fund has collateral of $442,669,609 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

Note 10 – Subsequent Events:
Subsequent to April 30, 2014, the Fund declared on May 1, 2014, a monthly distribution to shareholders of $0.0939 per common share. The dividend is payable on May 30, 2014, to shareholders of record on May 15, 2014.

On June 2, 2014, the Fund declared a monthly distribution to shareholders of $0.0939 per common share. The dividend is payable on June 30, 2014 to shareholders of record on June 13, 2014.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 39

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2014

Federal Income Tax Information
In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel L. Black+ Year of birth: 1960 Trustee	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3
Director, Bendon Publishing
International (2012-present).
Director of Antenna International,
Inc. (2010-present). Director of
Bonded Services, Ltd. (2011-
present). Director of Penn Foster
Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business	86	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly,Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director, Young Scholar’s Institute (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2003	Partner of Nyberg & Cassioppi, LLC (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	88	Director, Edward–Elmhurst Healthcare System (2012-present).
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a manager of the firm’s hedge fund, Prosper Long Short (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner Trustee and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Director, Beaumont Hospital (2012-present).
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former, Principal Advisor, First Atlantic Capital Ltd., (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors,
Berkshire Blanket, Inc. (2006-
present); President and Chairman,
Board of Directors, Sqwincher
Holdings (2006-present); Board of
Directors, Sprint Industrial
Holdings (2007-present); Vice
Chairman, Board of Directors,
National Association of Investment
Companies (“NAIC”) (2010-present).

40 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2014

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Tracy V. Maitland+ø Year of birth: 1960 Trustee, Chairman, President and Chief Executive Officer	Since 2003	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.
+ Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++ Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
* Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:
-     Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
-     Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
-     Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.
** As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
ø Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Chief Compliance Officer and Secretary	Since 2012
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant
General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General
Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Douglas Teresko Year of birth: 1971 Vice President and Assistant Secretary	Since 2013
Managing Director and Co-Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio
Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital
(2001-2003); Portfolio Manager of Citadel Investment Group (1999-2001).

* Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 41

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, P.O. Box 30170, College Station, TX 77842-3170, Attention: Shareholder Services Department; Phone Number: (866) 488-3559.

42 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2014

Board of Trustees	Officers	Investment Adviser	Transfer Agent
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Computershare Shareowner
	President and Chief	Management, LLC	Services, LLC
Daniel L. Black	Executive Officer	New York, New York	Jersey City, New Jersey

Tracy V. Maitland*	Robert White	Servicing Agent	Legal Counsel
Chairman	Treasurer and Chief	Guggenheim Funds	Skadden, Arps, Slate,
	Financial Officer	Distributors, LLC	Meagher & Flom LLP
Derek Medina		Chicago, Illinois	New York, New York
Edward C. Delk
Ronald A. Nyberg	Chief Compliance	Accounting Agent	Independent Registered
	Officer and Secretary	and Custodian	Public Accounting Firm
Gerald L. Seizert		The Bank of New York	PricewaterhouseCoopers LLP
	Douglas Teresko	Mellon	New York, New York
Michael A. Smart	Vice President and	New York, New York
Assistant Secretary
* Trustee is an “interested		Administrator
person” of the Fund as defined		Rydex Fund Services, LLC
in the Investment Company Act		Rockville, Maryland
of 1940, as amended.

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
     Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Investment Adviser seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Investment Adviser believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2 Analyze the quality of issues to help manage downside risk;

3 Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(06/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-SAR-0414

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:         /s/ Tracy V. Maitland

Name:    Tracy V. Maitland

Title:      President and Chief Executive Officer

Date:      July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Tracy V. Maitland

Name:     Tracy V. Maitland

Title:        President and Chief Executive Officer

Date:        July 7, 2014

By:          /s/ Robert White

Name:     Robert White

Title:       Treasurer and Chief Financial Officer

Date:       July 7, 2014